GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated February 24, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”)

each dated February 28, 2019, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Marathon Asset Management, L.P. will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Alternatives Fund.

In addition, effective February 28, 2020, Emso Asset Management Limited (“Emso”) will no longer serve as an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Emso in the Fund’s Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety as of that date. Although Emso will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. has allocated Fund assets away from Emso in advance of that date.

Effective immediately, the Fund’s Prospectuses and Summary Prospectuses are revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

As of the date of the Prospectus, Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LP (“FPA”), GQG Partners LLC (“GQG Partners”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Crabel also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)” section of the Prospectuses:

Marathon Asset Management, L.P.

Marathon Asset Management, L.P. (“Marathon”), located at One Bryant Park, 38th Floor, New York, New York 10036, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is focused on opportunistic investing in the global corporate, emerging market, real estate and structured credit markets based on fundamental, bottom-up research. The firm had approximately $16.9 billion in assets under management as of December 31, 2019. With respect to the Fund, the firm manages an allocation of emerging markets debt securities.

The following is added at the end of the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Marathon will be available in the Fund’s semi-annual report for the period ended April 30, 2020.

Effective February 28, 2020, all references to Emso in the Fund’s Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MMALTUMCHGSTK 02-20